Execution Version
FIFTH AMENDMENT AGREEMENT
    This FIFTH AMENDMENT AGREEMENT (this “Amendment Agreement”), dated as of November 6, 2024 (the “Fifth Amendment Signing Date”) is entered into by NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), the Guarantors party to the ULCA (as defined below), NATIXIS, NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”) and each of the other Lenders and Issuing Banks party hereto.
PRELIMINARY STATEMENT
A.Reference is made to that certain Uncommitted Letter of Credit and Reimbursement Agreement, dated as of July 16, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “ULCA”), by and among the Borrower, the Guarantors party thereto from time to time, Natixis, New York Branch, as administrative agent, Natixis, New York Branch, as ULCA Collateral Agent, the Lenders party thereto from time to time and the Issuing Banks party thereto from time to time.

B.The Borrower, the Guarantors, the Lenders party hereto constituting Required Lenders, the Administrative Agent and the Issuing Banks desire to amend and provide for other acknowledgements and agreements with respect to the ULCA on the terms and subject to the conditions set forth in this Amendment Agreement.

C.Section 9.1 of the ULCA provides that the Lenders party hereto, constituting Required Lenders, the Administrative Agent, the Issuing Banks, the Borrower and each other Loan Party who is a party to the ULCA may amend and supplement the ULCA in the manner set forth in this Amendment Agreement.
NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Amendment Agreement, the parties hereto agree as follows:
Section 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the ULCA. Section 1.2 (Other Definitional Provisions; Rules of Construction) of the ULCA apply to this Amendment Agreement, mutatis mutandis.
Section 2. Amendments to the ULCA.
(a)Effective from and after the date hereof, upon the satisfaction of the conditions set forth in Section 5(a) hereof and the occurrence of the Fifth Amendment Agreement Signing Date. Section 5.19 of the ULCA is amended to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) as follows:

“The Borrower shall have consummated the 2024 Financing Transactions on or prior to November 22~~14~~, 2024.”

(b)Subject to the satisfaction of the conditions precedent set forth in Section 5(b) hereof and the occurrence of the Fifth Amendment Effective Date, the ULCA is hereby amended to read as set forth in Annex A hereto (by inserting the language indicated in single underlined text (indicated textually in the same manner as the following example: double-underlined text) in

NFE ULCA – Fifth Amendment Agreement

Annex A and by deleting the language indicated by ~~strikethrough text~~ (indicated textually in the same manner as the following example: stricken text) in Annex A);

(c)As of the Fifth Amendment Effective Date, Schedule 1.1 to the ULCA is hereby deleted and replaced in its entirety with the version of Schedule 1.1 attached hereto as Annex B and Annex C; and

(d)As of the Fifth Amendment Effective Date, Exhibit G to the ULCA is hereby amended by: (i) deleting the reference therein to “Section 2.1(l)” and replacing it with the following: “Section 2.1(k)”; and (ii) deleting, in each place it appears, the text therein which reads “third (3rd) Business Day” and replacing it, in each instance, with the following: “second (2nd) Business Day”.

(e)Each Lender that executes this Amendment on or prior to the Fifth Amendment Effective Date hereby consents to this Amendment and the 2024 Financing Transactions.

Notwithstanding any provision of this Amendment to the contrary, no other provisions of the ULCA (including exhibits and schedules to the ULCA) are intended to or shall be amended or otherwise modified or affected by this Amendment, except as expressly set forth herein.

Section 3. Other Agreements.

(a)On about January 17, 2025, (x) the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer confirming that, as of January 17, 2025, the representations and warranties contained in Section 4(B), (C) and (D) of this Amendment Agreement shall be true and correct in all material respects as of January 17, 2025 and (y) on January 17, 2025 Schedule 1.1 to the ULCA (as then in effect) shall be deleted and replaced in its entirety with the version of Schedule 1.1 attached hereto as Annex C.

(b)The Borrower hereby agrees that, from and after the Fifth Amendment Agreement Effective Date, the Borrower shall, and shall cause each of Guarantors to, use commercially reasonable efforts to ensure that on or before April 30, 2025 either (x) the Total LC Limit and total Issuance Caps are (respectively) reduced to $280,000,000 or (y) the Required Cash Collateral percentage for Letters of Credit issued on or after January 17, 2025 will be increased to at least 30.0%.

(c)By their signatures below (i) Banco Santander, S.A., New York Branch, hereby confirms its revocation and withdrawal of its Declining Lender Notice, dated and delivered to the Administrative Agent on October 17, 2024, and that such notice is of no further force or effect, (ii) the Borrower hereby accepts such revocation and withdrawal and confirms that such Declining Lender Notice is revoked, withdrawn and of no further force or effect and (iii) the Administrative Agent and the other Lenders party hereto herby acknowledge such revocation, withdrawal, acceptance and confirmation.
Section 4. Representations and Warranties.
The Borrower and each Guarantor hereby represent and warrant to the Administrative Agent, Lenders and Issuing Banks that, as of the Fifth Amendment Agreement Effective Date (both immediately before and immediately after the execution and delivery of this Amendment Agreement) (A) this Amendment Agreement has been duly authorized, executed and delivered by it and constitutes its legal,
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valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or law); (B) no Reimbursement Obligations are outstanding; (C) no Default or Event of Default has occurred and is continuing or will result from the transactions contemplated by this Amendment Agreement; (D) the LC Exposure is less than the Total LC Limit; (E)(i) NFE Financing LLC does not own any FLNG1 Assets or FLNG1 Collateral, FLNG 2 Assets or FLNG2 Collateral, Reinvested Assets or Material Intellectual Property, (ii) NFE Financing LLC will be party to the 2024 Financing Transactions, and (iii) any Investment in NFE Financing LLC in connection with the 2024 Financing Transactions is a “Permitted Investment” permitted under Section 6.1 of the ULCA; and (F) the representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof.
Section 5. Effectiveness.
(a)Signing Date Conditions Precedent. This Amendment Agreement (other than the amendment described in Sections 2(b), (c), (d) and (e)) shall become effective without any further action or consent by any party, on the Fifth Amendment Signing Date, when each of the following conditions shall have been satisfied:

I.Amendment Agreement. The Administrative Agent shall have received from the Borrower, each other Loan Party, the Administrative Agent, each Issuing Bank and the Lenders constituting the Required Lenders a duly executed counterpart of this Amendment Agreement.

II.Responsible Officer’s Certificate. The Administrative Agent shall have received a certificate of an Responsible Officer of the Borrower, certifying (A) as to copies of the Organizational Documents of the Borrower, together with all amendments thereto, (B) as to a copy of the resolutions or written consents of the Borrower authorizing the execution, delivery and performance by the Borrower of the Amendment and each other Loan Document to which the Borrower is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith and (C) the names and true signatures of the representatives of the Borrower authorized to sign the Loan Documents to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers.

III.Opinion of Counsel. The Administrative Agent shall have received an opinion of counsel to the Borrower addressed to the Administrative Agent and the Lenders.

(b)Effective Date Conditions Precedent. This Amendment Agreement (other than the amendment described in Section 2(a)) shall become effective without any further action or consent by any
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party, on the date (the “Fifth Amendment Effective Date”), when each of the following conditions shall have been satisfied:

I.Transaction Documents. The Administrative Agent shall have received (i) the First Lien Pledge and Security Agreement, dated as of the Fifth Amendment Effective Date, in the form attached hereto as Annex D-1, executed and delivered by NFE Financing LLC, a Delaware limited liability company (“NFE Financing”), and Bradford County Real Estate Partners LLC, a Delaware limited liability company, as grantors, and MUFG Bank, Ltd. as common collateral agent (the “NFE Financing First Lien Pledge and Security Agreement”), (ii) the Second Lien Pledge Agreement, dated as of the Fifth Amendment Effective Date, in the form attached hereto as Annex D-2, executed and delivered by NFE Financing, as grantor, and MUFG Bank, Ltd. as common collateral agent (the “NFE Financing Second Lien Pledge Agreement”), (iii) the Intercreditor Agreement, dated as of the Fifth Amendment Effective Date, in the form attached hereto as Annex D-3, executed and delivered by Wilmington Savings Fund Society, FSB, as Senior Notes Collateral Trustee, MUFG Bank Ltd, as Additional Common Representative and acknowledged by NFE Financing LLC (the “NFE Financing Junior Priority Intercreditor Agreement” and (iv) the Equal Priority Intercreditor Agreement, dated as of the Fifth Amendment Effective Date, in the form attached hereto as Annex D-4, executed and delivered by Wilmington Savings Fund Society, FSB, as Senior Notes Collateral Trustee, MUFG Bank Ltd, as Additional Common Representative and acknowledged by NFE Financing and Bradford County Real Estate Partners LLC, a Delaware limited liability company (the “NFE Financing Equal Priority Intercreditor Agreement”).

II.TLA Amendment. The Borrower shall have consummated amendments (the “TLA Amendment”) to that certain Credit Agreement, dated as of July 19, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among the Borrower, the subsidiary guarantors from time to time party thereto, the financial institutions party thereto from time to time as lenders and Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent, in form and substance as set forth in the draft amendment to such document delivered to the Administrative Agent by counsel to the Borrower on November 6, 2024 or on such other terms and conditions as are satisfactory to the Administrative Agent and the existing Required Lenders in their sole discretion.
III.No Default; Representations and Warranties. As of the Fifth Amendment Effective Date, both before and after giving effect to this Amendment: (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties contained herein shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not
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be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof.

IV.Transaction Support Agreement Transactions. The transactions contemplated under that certain Transaction Support Agreement, dated as of September 30, 2024, among the Borrower and each of the holders of the 2025 Notes, the 2026 Notes and the “2029 Notes” (as defined therein) as a “Supporting Holder” thereunder and the 2024 Financing Transactions shall have been, or substantially concurrently with the Fifth Amendment Effective Date shall be, consummated.

V.Repayment of Notes. The Issuers (as defined in the 2025 Notes Indenture) satisfied and discharged all of the 2025 Notes outstanding as of the Fifth Amendment Effective Date, together with all accrued and unpaid interest thereon.

VI.Effective Date Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying that the conditions set forth in Sections 5(b)(III), 5(b)(IV), and 5(b)(V) are satisfied.

VII.Independent Engineer’s Certificate. The Administrative Agent shall have received a certificate of the Borrower (x) certifying that FLNG1 has either (i) operated at 80% of nameplate capacity for thirty days or (ii) produced cargos equal to at least 15.0 TBTU and (y) attaching a copy of a certificate from an independent engineer of nationally recognized standing in the United States reasonably selected by the Administrative Agent and reasonably acceptable to the Borrower confirming the above.

VIII.Jamaican Share Charge. The Borrower shall have caused (i) Atlantic Power Holdings Limited to enter into a share charge over shares in NFE South Power Holdings Limited to secure the Obligations and (ii) Atlantic Power Holdings Limited to enter into a share charge over shares in NFE South Power Buyback Holdings Ltd to secure the Obligations.

IX.Financial Advisor Fees. All reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, its legal counsel and Lender Advisor (if any) payable pursuant to Sections 5.16 and 9.5 of the ULCA shall have been paid or caused to have been paid by the Borrower to the extent invoiced at least one (1) Business Day prior to the Fifth Amendment Effective Date.

X.Payment of Fees. The Borrower shall have paid or caused to be paid on or before the Fifth Amendment Effective Date all fees, costs and expenses then payable to the Administrative Agent and Lenders in accordance with Section 9.5 of the Credit Agreement or any other agreement among the Borrower and such Lender in respect of the 2024 Financing Transactions to the extent invoiced at least one (1) Business Day prior to the Fifth Amendment Effective Date.

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XI.Responsible Officer’s Certificate
XII.. To the extent not delivered on the Fifth Amendment Signing Date, the Administrative Agent shall have received a certificate of an Responsible Officer of each Loan Party, certifying (A) as to copies of the Organizational Documents of such Loan Party, together with all amendments thereto, (B) as to a copy of the resolutions or written consents of such Loan Party authorizing the execution, delivery and performance by such Loan Party of the Amendment and each other Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith and (C) the names and true signatures of the representatives of such Loan Party authorized to sign the Loan Documents to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers.
The Administrative Agent is hereby authorized and directed to declare the (x) Fifth Amendment Signing Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5(a) and (y) Fifth Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5(b) or, in each case, the waiver of such conditions as permitted in Section 9.1 of the ULCA. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 6. Effect of Amendment.
(a)Upon the Fifth Amendment Agreement Signing Date, from and after the date hereof (i) each reference in the ULCA to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the ULCA, and each reference in each other Loan Document to “the ULC Agreement”, “the ULCA”, “thereunder”, “thereof” or words of like import referring to the ULCA, shall mean and be a reference to the ULCA as amended by this Amendment Agreement and (ii) this Amendment Agreement shall be deemed to be a Loan Document for all purposes of the ULCA (as amended by this Amendment Agreement) and the other Loan Documents.

(b)Except as specifically set forth in this Amendment Agreement, the ULCA and other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legally valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its respective terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or law). The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any Default or Event Default, or of any right, power or remedy of the Secured Parties under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
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Section 7. General.
(a)GOVERNING LAW. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)The Borrower and each Guarantor hereby forever waives, releases, remises and discharges the Administrative Agent, the ULCA Collateral Agent, the Account Bank, the Issuing Banks, the Lenders, their investment advisors, sub-advisors, and managers, and each of their respective Affiliates, and each of their officers, directors, employees, agents, professionals, advisors and counsel, including, without limitation, Steptoe LLP, as counsel to the Administrative Agent (collectively, the “Releasees”), from any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, which such Loan Party ever has or had on or prior to the Amendment Signing Date against any such Releasee which concerns, directly or indirectly, the Borrower or any Guarantor, the negotiation and execution of this Agreement, the ULCA or any other Loan Document, or any acts or omissions of any such Releasee relating to the Borrower, any Guarantor, the ULCA or any other Loan Document, in each case, to the extent pertaining to facts, events or circumstances existing on or prior to (but not after) the Amendment Signing Date (the “Released Claims”). The Loan Parties further covenant not to sue, commence, institute or prosecute, or support any Person that sues, commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any Releasees with respect to any Released Claims. As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein. The foregoing release shall survive the termination of this Agreement, the ULCA, and the other Loan Documents and payment in full of all Obligations in respect thereof and is in addition to any other release or covenant not to sue in favor of the Releasees.

(c)This Amendment Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(d)In accordance with Section 9.5 of the ULCA, the Borrower agrees to pay or reimburse the Administrative Agent and the Collateral Agent for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Amendment Agreement and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, limited in the case of counsel fees to the reasonable and documented fees and disbursements of a single law firm as counsel to the Administrative Agent and the Collateral Agent and one local counsel to the Administrative Agent and the Collateral Agent, taken as a whole, in any relevant jurisdiction and the charges of any Platform.

(e)This Amendment Agreement is a “Loan Document” as defined and described in the ULCA and all of the terms and provisions of the ULCA relating to Loan Documents shall apply hereto.

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(f)The provisions of Sections 9.12 and 9.16 of the ULCA are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

(g)The headings of this Amendment Agreement are used for convenience of reference only, are not part of this Amendment Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment Agreement.

(h)By its execution hereof, each undersigned Lender hereby authorizes and directs the Administrative Agent and the Collateral Agent to execute this Amendment, the NFE Financing First Lien Security Agreement, the NFE Financing Second Lien Pledge Agreement, the NFE Financing Equal Priority Intercreditor Agreement and the NFE Financing Junior Priority Intercreditor Agreement (together with any other agreements, appointments or acknowledgements incidental thereto or required in connection therewith). In addition, each Lender hereby authorizes, directs and appoints the MUFG Bank, Ltd. to act as Additional Common Representative with respect to the NFE Financing Equal Priority Intercreditor Agreement and the NFE Financing Junior Priority Intercreditor Agreement.

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NFE ULCA – Fifth Amendment Agreement

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
NEW FORTRESS ENERGY INC.,
as the Borrower
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NEW FORTRESS INTERMEDIATE LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NFE ATLANTIC HOLDINGS LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

1.Loan Party signatory information to be confirmed by the Borrower
AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS LLC
NFE FLNG 2 LLC

NFE ULCA – Fifth Amendment Agreement

NEW FORTRESS ENERGY MARKETING LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANDROMEDA CHARTERING LLC
NFE ANGOLA HOLDINGS LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC
NFE GLOBAL SHIPPING LLC
NFE GRAND SHIPPING LLC
NFE HONDURAS HOLDINGS LLC
NFE INTERNATIONAL LLC
NFE INTERNATIONAL SHIPPING LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC
NFE NICARAGUA HOLDINGS LLC
By:
Name: Christopher S. Guinta
Title: Chief Financial Officer

NFE NORTH TRADING LLC
NFE PIONEER 1 LLC
NFE PIONEER 2 LLC
NFE PIONEER 3 LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE FLNG 1 ISSUER LLC
NFE SOUTH POWER HOLDINGS LLC
NFE SUB LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC

By:            ______________________________

NFE ULCA – Fifth Amendment Agreement

    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

NFE ULCA – Fifth Amendment Agreement

AMERICAN LNG MARKETING LLC
LNG HOLDINGS (FLORIDA) LLC

By:    ______________________________
Name: Christopher S. Guinta
Title: Chief Financial Officer

NFE ULCA – Fifth Amendment Agreement

ATLANTIC DISTRIBUTION HOLDINGS SRL
ATLANTIC POWER HOLDINGS SRL
ATLANTIC ENERGY INFRASTRUCTURE HOLDINGS SRL
ATLANTIC PIPELINE HOLDINGS SRL
ATLANTIC TERMINAL INFRASTRUCTURE HOLDINGS SRL

By:
Name:    Christopher S. Guinta
Title:         Manager

ATLANTIC POWER HOLDINGS LIMITED
NFE BERMUDA HOLDINGS LIMITED
NFE INTERNATIONAL HOLDINGS LIMITED*
NFE NORTH HOLDINGS LIMITED
NFE SOUTH HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under Bermuda law

NFE SHANNON HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE NORTH DISTRIBUTION LIMITED
NFE NORTH HOLDINGS LIMITED
NFE NORTH TRANSPORT LIMITED
NFE SOUTH HOLDINGS LIMITED
NFE SOUTH POWER TRADING LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE ULCA – Fifth Amendment Agreement

AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.
NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V.
NFE ALTAMIRA ONSHORE, S. DE R.L. DE C.V.

By:
Name:    Christopher S. Guinta
Title:         Legal Representative

                    NFENERGÍA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER WEST LLC

By:
Name:    Christopher S. Guinta
Title:         Authorized Signatory

NFE MEXICO HOLDINGS S.À R.L.
NFE MEXICO HOLDINGS PARENT S.À R.L.

By:
Name:    Christopher S. Guinta
Title:         Manager

By:
Name:    Brannen Graybill McElmurray
Title:         Manager

NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE GLOBAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE ULCA – Fifth Amendment Agreement

NFE INTERNATIONAL HOLDINGS LIMITED*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under the laws of England and Wales

NFE MEXICO POWER HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE ULCA – Fifth Amendment Agreement

MEXICO FLNG ONSHORE, S. DE R.L. DE C.V.
By:
Name:     Christopher S. Guinta
Title:     Legal Representative

NFE PIPECO ONSHORE, S. DE R.L. DE C.V.
By:
Name:     Christopher S. Guinta
Title:    Legal Representative

NFE ULCA – Fifth Amendment Agreement

                    NFENERGÍA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER WEST LLC

By:
Name:    Christopher S. Guinta
Title:         Authorized Signatory

NFE MEXICO HOLDINGS S.À R.L.
NFE MEXICO HOLDINGS PARENT S.À R.L.

By:
Name:    Christopher S. Guinta
Title:         Authorized Signatory

NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE GLOBAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS LIMITED*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under the laws of England and Wales

NFE MEXICO POWER HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE ULCA – Fifth Amendment Agreement

NFE MEXICO TERMINAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE UK HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE GP LLC

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE INTERNATIONAL HOLDINGS 1 LIMITED*

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS 2 LIMITED*

By:
Name:    Christopher S. Guinta
Title:         Director

NFE ULCA – Fifth Amendment Agreement

NFE ULCA – Fifth Amendment Agreement

NATIXIS, NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

NATIXIS, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

NATIXIS, NEW YORK BRANCH, as an Issuing Bank

By:
Name:
Title:

By:
Name:
Title:

NFE ULCA – Fifth Amendment Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

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NFE ULCA – Fifth Amendment Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Issuing Bank

By:
Name:
Title:

By:
Name:
Title:
NFE ULCA – Fifth Amendment Agreement

HSBC BANK USA, N.A., as a Lender

By:
Name:
Title:

By:
Name:
Title:

HSBC BANK USA, N.A., as an Issuing Bank

By:
Name:
Title:

By:
Name:
Title:

NFE ULCA – Fifth Amendment Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

NFE ULCA – Fifth Amendment Agreement

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

NFE ULCA – Fifth Amendment Agreement

Annex D-1

NFE Financing First Lien Security Agreement
(See attached.)

Annex D-2
NFE Financing Second Lien Pledge Agreement
(See attached.)

Annex D-3
Junior Priority Intercreditor Agreement

(See attached.)

Annex D-4
Equal Priority Intercreditor Agreement

(See attached.)